EXHIBIT 10.40

ELEVENTH AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, LLC (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, LLC (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Company has acquired the Consumer Packaging Group (the “Greif Transaction”) of Greif, Inc. (“Greif”); and

WHEREAS, in connection with the Greif Transaction, certain employees of Greif became employees of the Company; and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to recognize employees’ service with Greif for purposes of the Plan; and

WHEREAS, the Company has agreed to acquire substantially all of the assets (the “Artistic Carton Transaction”) of Artistic Carton Company (“Artistic Carton”) and assume sponsorship of the Artistic Carton Company Profit Sharing Plan with 401(k) Features (the “Artistic Carton Plan”); and

WHEREAS, in connection with the Artistic Carton Transaction, certain employees of Artistic Carton will become employees of the Company; and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to (i) recognize employees’ service with Artistic Carton for purposes of the Plan, (ii) merge the Artistic Carton Plan into the Plan; and

WHEREAS, the Company has acquired the Omaha, Nebraska folding carton facility (the “Quad Transaction”) of Quad/Graphics, Inc. (“Quad”); and

WHEREAS, in connection with the Quad Transaction, certain employees of Quad became employees of the Company; and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to recognize employees’ service with Quad for purposes of the Plan; and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to allow certain participants affected by the COVID-19 pandemic to receive distributions from their Plan accounts in accordance with the Coronavirus Aid, Relief, and Economic Security (CARES) Act;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

EXHIBIT 10.40
1.Effective as of March 1, 2021, the Artistic Carton Company Profit Sharing Plan with 401(k) Features be and hereby is merged into the Plan.

2.Effective as of March 1, 2021, Article I of the Plan is amended by adding immediately following Section 1.9 thereof, the following new Sections 1.9A and 1.9B:

    1.9A    Artistic Carton Employer Account means the portion of a Participant’s Company Account attributable to amounts directly transferred to this Plan that consist of employer contributions maintained under the Artistic Carton Company Profit Sharing Plan with 401(k) Features.

    1.9B    Artistic Carton Match Account means the portion of a Participant’s Matching Account attributable to amounts directly transferred to this Plan that consist of matching contributions maintained under the Artistic Carton Company Profit Sharing Plan with 401(k) Features.

3.Effective as of March 1, 2021, Section 1.18 of the Plan is amended to read as follows:

    1.18    Company Contribution Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to company contributions, which is comprised of his:

    (a)    Graphic Employer Account;

    (b)    Hourly Field Automatic Contribution Account;

    (c)    Pre-1987 Graphic Employer Account;

    (d)    Salaried Field Profit-Sharing Account;

    (e)    Salaried Smurfit DB Replacement Account;

    (f)    Supplemental Employer Contribution Account;

    (g)    Rose City Profit Sharing Account; and

    (h)    Artistic Carton Employer Account.

4.Effective as of March 1, 2021, Section 1.59 of the Plan is amended to read as follows:

    1.59    Matching Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to matching contributions, which is comprised of his:

    (a)    GPI Employer Match Account;

    (b)    Hourly Field Employer Match Account;

    (c)    Match Direct - Graded (Pre-2008 Smurfit Match) Account;

    (d)    Pre-2004 RIC Match Account;

EXHIBIT 10.40

    (e)    Salaried Field Employer Non-Safe Harbor Match Account;

    (f)    Rose City Match Account; and

    (g)    Artistic Carton Match Account.

5.Effective March 1, 2021, Section 1.95 of the Plan is amended by adding to the end thereof the following:

“Transfer Account” also includes the following Transfer Contributions received from the Artistic Carton Company Profit Sharing Plan with 401(k) Features, which, unless otherwise provided in the Plan, will be treated in the same manner as the corresponding Accounts under the Plan below:

Prior Plan	Prior Plan Account/Contribution	Plan Account
Artistic Carton Company Profit Sharing Plan with 401(k) Features	Elective Deferral Contributions	Before-Tax Account
Artistic Carton Company Profit Sharing Plan with 401(k) Features	Matching Contributions	Artistic Carton Match Account
Artistic Carton Company Profit Sharing Plan with 401(k) Features	Employer Contributions	Artistic Carton Employer Account
Artistic Carton Company Profit Sharing Plan with 401(k) Features	Rollover Contributions	Rollover Account

EXHIBIT 10.40
6.Effective as of April 1, 2020, Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s period of service with Greif, Inc., to the extent not otherwise counted hereunder, will be taken into account in determining his or her Year of Eligibility Service, provided that such Employee was employed by the Consumer Packaging Group of Greif, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the Consumer Packaging Group of Greif, Inc. by the Controlling Company.

7.Effective as of April 5, 2020, Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s period of service with Quad/Graphics, Inc., to the extent not otherwise counted hereunder, will be taken into account in determining his or her Year of Eligibility Service, provided that such Employee was employed by the Omaha, Nebraska folding carton facility of Quad/Graphics, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the Omaha, Nebraska folding carton facility of Quad/Graphics, Inc. by the Controlling Company.

8.Effective as of January 1, 2021, Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s period of service credited under the Artistic Carton Company Profit Sharing Plan with 401(k) Features, to the extent not otherwise counted hereunder, will be taken into account in determining his or her Year of Eligibility Service.

9.Effective as of April 1, 2020, Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s periods of employment with Greif, Inc. will be taken into account in determining his or her Years of Vesting Service, provided that such Employee was employed by the Consumer Packaging Group of Greif, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the Consumer Packaging Group of Greif, Inc. by the Controlling Company.

10.Effective as of April 5, 2020, Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

An Employee’s periods of employment with Quad/Graphics, Inc. will be taken into account in determining his or her Years of Vesting Service, provided that such Employee was employed by the Omaha, Nebraska folding carton facility of Quad/Graphics, Inc. as of the close of business on the date immediately preceding the closing date of the acquisition of the Omaha, Nebraska folding carton facility of Quad/Graphics, Inc. by the Controlling Company.

11.Effective as of January 1, 2021, Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

EXHIBIT 10.40

An Employee’s periods of employment credited under the Artistic Carton Company Profit Sharing Plan with 401(k) Features will be taken into account in determining his or her Years of Vesting Service.

12.Effective as of March 1, 2021, Section 8.1(b) of the Plan is amended to read as follows:

        (b)    Supplemental Employer Contribution, Match Direct - Graded (Pre-2008 Smurfit Match), Artistic Carton Employer and Artistic Carton Match Accounts. Except as provided in Sections 8.2, 8.3 and 8.4, the Supplemental Employer Contribution Account, Match Direct - Graded (Pre-2008 Smurfit Match) Account, Artistic Carton Employer Account and Artistic Carton Match Account of each Participant will vest in accordance with the following vesting schedule, based on the total of the Participant’s Years of Vesting Service:

    Years of Vesting Service            Vested Percentage of
     Completed by Participant            Participant’s Account

    Less than 1 Year                     0%
    1 Year, but less than 2                     20%
    2 Years, but less than 3                 40%
    3 Years, but less than 4                 60%
    4 Years but less than 5                 80%
    5 Years or more                    100%

13.Effective as of March 1, 2021, Section 9.5 of the Plan is amended by adding to the end thereof the following new subsections (23) and (24):

        (23)    Artistic Carton Match Account

        (24)    Artistic Carton Employer Account

14.Effective as of April 4, 2020, Article IX of the Plan is amended by adding to the end thereof the following new Section 9.13:

    9.13    Coronavirus-Related Distributions.

        (a)    Availability of Withdrawal. Notwithstanding anything in the Plan to the contrary, effective from April 4, 2020, through December 30, 2020, a Qualified Participant may request a withdrawal of all or part of his vested Account as a coronavirus-related distribution, provided that the aggregate amount of withdrawals received by any Participant pursuant to this Section and similar coronavirus-related distribution provisions under all other plans maintained by the Controlling Company or any Affiliate may not exceed $100,000.

        (b)    Qualified Participant Determination. For purposes of this Section, a “Qualified Participant” means a Participant (i) who is diagnosed with Coronavirus by a test approved by the U.S. Centers for Disease Control and Prevention (including a test authorized under the Federal Food, Drug and Cosmetic Act); (ii) whose spouse or dependent (as defined in Code Section 152) is diagnosed with Coronavirus by such a test; or (iii) who experiences adverse financial consequences as a result of:

EXHIBIT 10.40
        (A)    The Participant, his spouse or someone who shares the Participant’s principal residence being quarantined, furloughed or laid off, or having work hours reduced, due to Coronavirus;

        (B)    The Participant, his spouse or someone who shares the Participant’s principal residence being unable to work due to lack of child care, due to Coronavirus;

        (C)    The closing or reducing hours of a business owned or operated by the Participant, his spouse or someone who shares the Participant’s principal residence, due to Coronavirus;

        (D)    The Participant, his spouse or someone who shares the Participant’s principal residence having a reduction in pay or self-employment income, due to Coronavirus;

        (E)    The Participant, his spouse or someone who shares the Participant’s principal residence having a job offer rescinded or start date of a job delayed, due to Coronavirus; or

        (F)    Other factors as determined by the U.S. Secretary of the Treasury (or his or her delegate).

The Retirement Committee will rely on a Participant’s certification that the Participant satisfies the conditions to be a Qualified Participant unless the Retirement Committee has actual knowledge to the contrary. For purposes of this subsection (b), the term “Coronavirus” means the virus SARS-CoV-2 or coronavirus disease 2019 (COVID-19).

        (c)    Payment of Withdrawal. Notwithstanding anything in the Plan to the contrary, payment of a withdrawal under this Section will be made only as a single lump sum cash payment, and will not be considered an eligible rollover distribution.

EXHIBIT 10.40
BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Eleventh Amendment to the GPI Savings Plan this 9th day of December, 2020.

GRAPHIC PACKAGING INTERNATIONAL, LLC
RETIREMENT COMMITTEE MEMBERS

By:         /s/ Stephen R. Scherger
            Stephen R. Scherger

By:         /s/ Stacey Panayiotou
            Stacey Panayiotou

By:         /s/ Brad Ankerholz
            Brad Ankerholz

By:         /s/ Chuck Lischer
            Chuck Lischer

By:         /s/ Brian A. Wilson
                    Brian A. Wilson